Exhibit 99.1

STANDSTILL AGREEMENT

This Standstill Agreement (this “Agreement”) is entered into as of August 26, 2009, by and among HF Financial Corp., a Delaware corporation (the “Company”), and each of Financial Edge Fund, L.P., Financial Edge-Strategic Fund, L.P., PL Capital/Focused Fund, L.P., Goodbody/PL Capital, L.P., Goodbody/PL Capital, LLC, PL Capital Advisors, LLC, PL Capital, LLC, PL Capital Defined Benefit Pension Plan, John W. Palmer and Richard J. Lashley (each a “PL Capital Party” and collectively the “PL Capital Parties”). Except as the context otherwise requires, all capitalized terms not otherwise defined herein shall have the meaning as defined in Section 1.1 hereof.

RECITALS

WHEREAS, the PL Capital Parties have communicated to the Company their intent to cause the submission of certain shareholder proposals (the “Proposals”) to be presented to the Company’s shareholders for consideration at the Company’s 2009 Annual Meeting of Shareholders (the “2009 Meeting”);

WHEREAS, the Board has determined to adopt a majority voting policy (the “Governance Change”) to be effective for the Company’s 2010 Annual Meeting of Shareholders (the “2010 Meeting”);

WHEREAS, in view of the decision of the Board with respect to the Governance Change, the PL Capital Parties have agreed not to submit the Proposals; and

WHEREAS, the Company and the PL Capital Parties desire to establish in this Agreement certain agreements and restrictions between the parties.

AGREEMENT

NOW THEREFORE, the parties do hereby agree as follows:

ARTICLE I

DEFINITIONS AND CONSTRUCTION

1.1                                              Definitions.  Except for the names of the parties hereto (which shall be referenced herein as defined above), the following capitalized terms used in this Agreement shall, unless the context otherwise requires, have the following meaning:

“Affiliate” of a specified person is a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

“Board” means the Board of Directors of the Company.

“Common Stock” means the Company’s common stock, $0.01 par value per share.

“Consent” means any consent, approval, waiver, agreement, license, or report or notice to, any Person.

“Exchange Act” means the Securities Exchange Act of 1934, as amended

“Governmental Approval” means any consent, approval, authorization, waiver, permit, concession, franchise, agreement, license, exemption or order of, declaration or filing with, or report or notice to, any Governmental Authority.

“Governmental Authority” means any federal, state, local or foreign court, legislative, executive or regulatory authority or agency.

“Law” means all applicable provisions of all (a) constitutions, treaties, statutes, laws (including the common law), codes, rules, regulations, ordinances or orders of any Governmental Authority, (b) Governmental Approvals and (c) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or department or agency of a government.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

1.2                                              Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Terms defined in the singular shall include the plural, and vice versa, and pronouns in any gender shall include the masculine, feminine, and neuter, as the context requires. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation, and use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. All references to a “Section” refer to this Agreement, and all references to an “Exhibit” refer to the documents attached to this Agreement, unless the context otherwise requires.

ARTICLE II

SHARES SUBJECT TO AGREEMENT

The shares of Common Stock subject to this Agreement are all shares of Common Stock beneficially owned (as determined pursuant to Rule 13d-3 of the Exchange Act) by the PL Capital Parties as of the date of this Agreement, together with any other shares of voting capital stock of the Company hereafter acquired and beneficially owned by the PL Capital Parties (collectively referred to herein as the “PL Capital Shares”).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PL CAPITAL PARTIES

The PL Capital Parties represent and warrant to the Company as follows:

3.1                                              Authorization.  The PL Capital Parties each have the requisite power, authority and legal capacity to execute, deliver and perform and to consummate the transactions contemplated by this Agreement. The PL Capital Parties each have duly executed and delivered this Agreement. This Agreement constitutes the legal, valid and binding obligations of the PL Capital Parties, enforceable against them in accordance with its terms.

3.2                                              No Conflicts; Consents.  The execution, delivery and performance by the PL Capital Parties of this Agreement and the consummation of the transactions contemplated by this Agreement do not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), or give rise to a claim or right of termination, amendment, modification, vesting, acceleration or cancellation of any right or obligation or loss of any material benefit under any Law applicable to the PL Capital Parties or any material contract, agreement, or instrument to which any of the PL Capital Parties are a party. No Consent of any Governmental Authority or other person is required to be obtained by any of the PL Capital Parties in connection with the execution and delivery by the PL Capital Parties of this Agreement.

3.3                                              The PL Capital Shares.  Each PL Capital Party, or together with any other PL Capital Party, has the sole right to vote the PL Capital Shares held by such party, and none of the PL Capital Shares are subject to any agreement, arrangement or restriction with respect to the voting of such shares by any non-PL Capital Party, except as contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the PL Capital Parties as follows:

4.1                                              Existence.  The Company is duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly authorized to conduct business and enter into contracts under the laws of the State of Delaware.

4.2                                              Authorization.  The Company has full power and authority to execute and deliver this Agreement, and to perform its obligations hereunder, and such execution, delivery, and performance are duly authorized by all necessary corporate action of the Company. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions.

4.3                                              No Conflicts; Consents.  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement do not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), or give rise to a claim or right of termination, amendment, modification, vesting, acceleration or cancellation of any right or obligation or loss of any material benefit under any Law applicable to the Company or any material contract, agreement, or instrument to which the Company is a party. No Consent of any Governmental Authority or other person is required to be obtained by the Company in connection with the execution and delivery by the Company of this Agreement.

ARTICLE V

COVENANTS OF THE PL CAPITAL PARTIES

5.1                                              Voting for Company Proposals.  Except as provided below, from the date of this Agreement and continuing through the third business day following the later of (such date, or any earlier date on which a Termination Event (as defined below) occurs, the “Termination Date”):  (i) the date on which the Company files its Quarterly Report on Form 10-Q for the quarter ending September 30, 2010 with the SEC, or the last date on which such Form 10-Q must be filed to be considered timely filed under SEC rules and regulations; or (ii) the date on which the 2010 Meeting is held, as long as it is held no later than November 30, 2010, the PL Capital Parties hereby agree:

(a) that at the 2009 Meeting and the 2010 Meeting the PL Capital Parties shall vote (or cause to be voted) the PL Capital Shares in favor of the directors nominated by the Board for election to the Board;

(b) not to seek to remove or support anyone else in seeking to remove, without cause, any member of the Board, or encourage any other Person to do so; and

(c) not to nominate or recommend a candidate for election to the Board, or become a “participant” (as defined in Schedule 14A) in any election contest involving the Company or the Company’s securities, provided that the PL Capital Parties may submit suggestions for nominees to the Nominating and Corporate Governance Committee pursuant to the nomination policy adopted by the Board.

With respect to any other proposals brought before the 2009 Meeting or the 2010 Meeting and with respect to any proposals brought before any special meeting of the shareholders, the PL Capital Parties may vote the PL Capital Shares as they see fit, in their sole discretion.  Furthermore, the above limitations on voting at the 2009 Meeting and the 2010

Meeting shall not apply in the event (each a “Termination Event”): (i) the Company has a consolidated loss for two or more fiscal quarters in the fiscal year ending June 30, 2010; (ii) the consolidated tangible common equity capital ratio drops below 5.00%; (iii) total nonperforming assets exceed $25 million or 2.25% of consolidated total assets; (iv) the Company or its primary subsidiary Home Federal Bank (the “Bank”) ceases to be “well capitalized” (as defined for regulatory capital); (v) the Company reduces or eliminates its current quarterly cash dividend of 11.25 cents per share; or (vi) the current Chief Executive Officer, Curtis Hage, ceases to be the Chief Executive Officer of the Company for any reason.  The PL Capital Parties will use their reasonable best efforts to cause their respective Affiliates to be bound by and comply with the provisions of this Section 5.1.

5.2                                              Standstill.  From the date of this Agreement and continuing until the Termination Date (the “Standstill Period”), except pursuant to a transaction approved by the Board, the PL Capital Parties and their respective Affiliates will not, in any manner, directly or indirectly:

(a) make, effect, initiate, cause or participate in (i) any acquisition of any assets of the Company or its subsidiaries, (ii) any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving the Company or its subsidiaries or (iii) any “solicitation” of “proxies” (as those terms are used in the proxy rules of the SEC promulgated pursuant to Section 14 of the Exchange Act) or consents with respect to any securities of the Company;

(b) form, join or participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act, and the rules promulgated thereunder) other than a group involving the PL Capital Parties, pooling agreement, syndicate or voting trust with respect to the beneficial ownership of any securities of the Company, or otherwise act in concert with another shareholder of the Company for the purpose of acquiring, holding, voting or disposing of the Company’s securities;

(c) act, alone or in concert with others, to seek to control the management, Board or policies of the Company;

(d) agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, any action referred to in clauses “(a)”, “(b)” or “(c)” of this Section 5.2;

(e) assist, induce or encourage any other Person to take any action referred to in clauses “(a)”, “(b)” or “(c)” of this Section 5.2;

(f) enter into any discussions or arrangements with any third party with respect to the taking of any action referred to in clauses “(a)”, “(b)” or “(c)” of this Section 5.2;

(g) initiate or propose any shareholder proposal or induce or attempt to induce any other individual, firm, corporation, partnership, or other entity to initiate any shareholder proposal;

(h)  otherwise act, alone or in concert with others, to encourage, facilitate, incite, or seek to cause others to withhold votes for the directors nominated by the Board in any election of directors of the Company;

(i)  other than in connection with enforcement of the PL Capital Parties’ rights under this Agreement, otherwise act, alone or in concert with others, to encourage, facilitate, incite, or seek to cause others to instigate legal proceedings against the Company, or any of its subsidiaries or their respective officers, directors, or employees.

5.3                                      Transferees to be Bound.  Any transferee of any of the PL Capital Shares beneficially owned by any of the PL Capital Parties shall acknowledge and agree to be bound by the terms of this Agreement; except that the terms of this Section 5.3 shall not be binding on any transfer of any of the PL Capital Shares made on a national securities exchange or in the over-the-counter market.

ARTICLE VI

COVENANTS OF THE COMPANY

6.1                                              Majority Voting Policy.  Prior to the 2010 Meeting, the Board shall take the necessary actions to adopt a majority voting policy with respect to the election of directors of the Company in uncontested elections substantially in the form attached hereto as Exhibit A.

The Board shall adopt the majority voting policy in time for it to be in effect no later than ninety days prior to any notification deadlines for notices of intent to submit shareholder proposals or other business or notices of intent to solicit proxies at the 2010 Meeting.

6.2                                              Reimbursement of Expenses.  The Company agrees to reimburse the PL Capital Parties for their out-of-pocket expenses incurred in connection with the PL Capital Parties’ intent to submit the Proposals at the 2009 Meeting and the negotiation and preparation of this Agreement, in an amount not to exceed $40,000.  Such amount shall be payable by the Company within five (5) business days following the later of (a) receipt of invoices, receipts or other supporting documents evidencing such expenses and (b) the date of this Agreement.

ARTICLE VII

GENERAL PROVISIONS

7.1                                              Non-Disparagement.  During the Standstill Period, neither the Company nor any of the PL Capital Parties shall directly or indirectly make or issue or cause to be made or issued any disclosure, announcement, or statement (including without limitation the filing of any document or report with the SEC or any other governmental agency unless required by law or any disclosure to any journalist, member of the media, or securities analyst) concerning the other party or, with respect to the Company, any of its past, present or future directors, officers, employees, advisors or other affiliates, which disparages such other party or any of such other party’s respective past, present, or future directors, officers, employees, advisors or other affiliates; provided, for the benefit of clarification and the avoidance of doubt, that this provision shall not in any way prohibit the PL Capital Parties from communicating directly with the Company and its management and Board to communicate their concerns or raise issues related to the Company, its performance, the performance of management or any other matters related to the Company.

7.2                                              Fees and Expenses.  Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

7.3                                              Disclosure of Agreement.  The parties contemplate that the PL Capital Parties will file with the SEC an amendment to their Schedule 13D with respect to the Company attaching this Agreement and that the Company will file with the SEC a current report on Form 8-K attaching this Agreement.

7.4                                              Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

7.5                                              Entire Agreement.  This Agreement (including the documents set forth in any exhibits hereto) contains the entire understanding of the parties with respect to the transactions contemplated hereby.

7.6                                              Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

7.7                                              Notices.  All notices, consents, requests, instructions, approvals and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; (b) if sent by telecopy or facsimile (except for legal process); or (c) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

To the Company:

HF Financial Corp.

225 South Main Avenue

Sioux Falls, SD 57104

Attn: Curtis L. Hage

Facsimile: (605) 333-7621

with a copy to:

Joseph T. Kinning

Fulbright & Jaworski L.L.P.

2100 IDS Center

80 South Eighth Street

Minneapolis, MN 55402-2112

Facsimile: (612) 321-2288

To the PL Capital Parties:

PL Capital, LLC
20 East Jefferson Avenue
Suite 22
Naperville, IL 60540
Attn: John Wm. Palmer

Facsimile: (630) 848-1342

with a copy to:

Phillip M. Goldberg, Esq.

Foley & Lardner LLP

321 North Clark Street, Suite 2800

Chicago, Illinois 60610-4764

Facsimile: (312) 832-4700

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above. Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third day after being sent by first class, certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by telecopy or facsimile machine during normal business hours on a business day, when confirmation of transmission is indicated by the sender’s machine; or if given by telecopy or facsimile machine at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender’s machine. Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

7.8                                              Amendments; Waivers, etc.  No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant or agreement or failure to fulfill any condition shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement as to which there is no inaccuracy or breach.

7.9                                              Further Assurances.  The PL Capital Parties and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

7.10                                        Successors and Assigns.  All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.11                                        Governing Law.  This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware without reference to its conflicts of laws rules.

7.12                                        Third-Party Beneficiaries.  Unless otherwise specifically set forth in this Agreement, nothing contained in this Agreement will create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a party hereto or a successor or permitted assignee of such party.

7.13                                        Remedies.  The parties acknowledge and agree that due to the nature of this Agreement, money damages would not be a sufficient remedy for any breach of this Agreement by any party hereto and that any aggrieved party hereto shall be entitled to seek specific performance, injunctive and/or other equitable relief as a remedy for any such breach.  Such remedy shall not be deemed to be the exclusive remedy for any breach of this Agreement, but shall be in addition to all other remedies available to an aggrieved party hereto at law or in equity.  The parties hereto hereby waive any requirement for the securing or posting of any bond in connection with such remedy and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties shall raise the defense that there is an adequate remedy at law.

7.14                                        Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OR ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

COMPANY:

HF Financial Corp.

By:	/s/ Curtis L. Hage
Name: Curtis Hage
Title: Chairman, President & CEO

PL CAPITAL PARTIES:

Financial Edge Fund, L.P.

By: PL Capital, LLC, its General Partner

	By:	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

	By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

Financial Edge-Strategic Fund, L.P.

By: PL Capital, LLC, its General Partner

	By: :	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

	By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

[Signature Page to Standstill Agreement]

PL Capital/Focused Fund, L.P.

By: PL Capital, LLC, its General Partner

By: :	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

Goodbody/PL Capital, L.P.

By: Goodbody/PL Capital, LLC, its General Partner

By: :	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

Goodbody/PL Capital, LLC

By: :	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

[Signature Page to Standstill Agreement]

PL Capital Advisors, LLC

By: :	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

PL Capital, LLC

By: :	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

PL Capital Defined Benefit Pension Plan

By: :	/s/ John W. Palmer
Name: John W. Palmer
Title: Trustee

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Trustee

/s/ John W. Palmer
John W. Palmer

/s/ Richard J. Lashley
Richard J. Lashley

[Signature Page to Standstill Agreement]

EXHIBIT A

Form of Majority Voting Policy

HF Financial Corp.

Majority Voting Policy

Commencing with the HF Financial Corp. (the “Company”) 2010 director nominations and elections, this Majority Voting Policy will become effective for the Company.  As a requirement of nomination and in accordance with Section 141 of the Delaware General Corporation Law and any successor statute, each director nominee of the Company shall tender his or her irrevocable resignation as a director of the Company and Home Federal Bank, the Company’s wholly-owned subsidiary (the “Bank”), which resignation shall be conditioned upon the director receiving a Majority Withhold Vote (as defined below) for election to the Company’s Board of Directors (the “Board”).  The Board shall nominate for election as a director only candidates who agree to tender such irrevocable resignations that will be effective upon (i) receiving a Majority Withhold Vote and (ii) the Board accepting such resignation.

In the case of an uncontested election of directors, if a Company nominee for election as a director of the Company receives more “Withhold” votes than “For” votes (a “Majority Withhold Vote”), the nominee’s resignation from the Company shall be delivered for consideration by the Company’s Nominating and Corporate Governance Committee (the “Committee”) and the Board.  An uncontested election shall be any election of directors at which the number of nominees for election does not exceed the number of positions on the Board to be filled by election at the meeting, and shall include any election where (i) by the record date for the meeting, none of the Company’s stockholders have provided the Company with notice of an intention to nominate one or more candidates to compete with the Board’s nominees in a director election for the meeting, or (ii) the Company’s stockholders have withdrawn all such nominations by the day before the Company mails its notice of meeting to stockholders in connection with any meeting at which directors are to be elected.  In a contested election, this Majority Voting Policy shall not apply and nominees shall be elected by plurality voting.

Abstentions will not be considered in the determination of a Majority Withhold Vote.

The following procedures shall apply when considering any director resignation tendered in connection with a Majority Withhold Vote:

The Committee shall promptly consider such tendered resignation and recommend to the Board the action to be taken with respect to such tendered resignation. The recommendation of the Committee may be, among other things, to (i) accept the resignation; (ii) defer acceptance of the resignation until a replacement director with certain necessary qualifications held by the subject director can be identified and elected to the Board; (iii) reject the resignation, but address what the Committee believes to be the underlying reasons for the failure of the director to be re-elected; (iv) reject the resignation, but resolve that the director will not be re-nominated in the future for election; or (v) reject the resignation.  If the Committee recommends that the Board accept the tendered resignation, the Committee shall also recommend to the Board whether to fill the vacancy resulting from the resignation or to reduce the size of the Board.

In considering a tendered resignation, the Committee is authorized to consider all factors it deems relevant to the best interests of the Company and its stockholders, including without limitation (i) any stated reasons why stockholders voted “Withhold” with respect to the subject director; (ii) what the Committee believes to be the underlying reasons for the Majority Withhold Vote, including whether these reasons relate to the incumbent director’s performance as a director; whether these reasons relate to the Company or another company; and whether these reasons are curable and alternatives for effecting any cure; (iii) the tenure and qualifications of the director; (iv) the director’s past and expected future contributions to the Company; (v) the other policies of the Board; (vi) the overall composition of the Board, including whether accepting the resignation would cause the Company to fail to meet any applicable requirements of the Securities and Exchange Commission, the NASDAQ Stock Market or any other regulatory or self-regulatory requirements; and (vii) whether the resignation of the director could result in the triggering of change in control or similar provisions under any contract by which the Company is bound or any benefit plan of the Company and, if so, the potential impact thereof.

The Board will act on the recommendation of the Committee no later than 90 days following certification of the stockholder vote for the stockholders’ meeting at which the director received a Majority Withhold Vote.  In considering the Committee’s recommendation, the Board is authorized to consider the information and factors considered by the Committee and any additional information and factors as the Board deems relevant to the best interests of the Company and its stockholders.  In the event the Board determines to accept any director’s resignation from the Board in connection with this Majority Voting Policy, such director’s resignation from the Bank’s Board of Directors shall also be accepted.   Following the Board’s decision, the Company will promptly file a Current Report on Form 8-K or issue a press release describing the Board’s decision and providing an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation.

Any director who receives a Majority Withhold Vote will not participate in the Committee’s or the Board’s consideration of his or her tendered resignation provided that any director may provide to the Committee and/or the Board any information or a statement he or she deems relevant to the Committee’s and/or the Board’s consideration of his or her tendered resignation.

In the event that a majority of the members of the Committee receive a Majority Withhold Vote, then, a committee appointed by the Board, which shall be comprised solely of independent directors, shall consider and act upon the tendered resignations in accordance with the factors described above; provided that each independent director required to tender his or her resignation pursuant to this Majority Voting Policy shall recuse himself or herself from consideration of his or her resignation.

The Board believes this policy enhances its accountability to stockholders by formalizing the consequences of a Majority Withhold Vote and demonstrating its responsiveness to director election results, while at the same time protecting the long-term interests of the Company and its stockholders.

This Majority Voting Policy will be summarized in each proxy statement relating to the election of directors of the Company.